SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                                  May 23, 2005

                                 MOBILEPRO CORP.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                000-51010                 87-0419571
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(State of Incorporation)  (Commission File Number )       (IRS Employer
                                                        Identification No.)

                         6701 Democracy Blvd., Suite 300
                               Bethesda, MD 20817
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               (Address of principal executive offices) (Zip Code)

                                 (301) 315-9040
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                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      Daniel Lozinsky, one of our directors, resigned from our Board of Directors on May 23, 2005. Mr. Lozinksy's resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              By: /s/ Jay O. Wright
                                  ------------------------------------
                                  Jay O. Wright
                                  President and Chief Executive Officer
                                  MOBILEPRO CORP.


Date: May 27, 2005